Money Market Funds

January 17, 2012

UBS Money Market Fund

Supplement to the Prospectus ("Prospectus") and the Statement of Additional Information ("SAI") dated June 28, 2011.

January 17, 2012

Dear Investor:

The purpose of this supplement is to inform you that effective March 1, 2012, Class B shares of UBS Money Market Fund (the "Fund") will no longer be exchangeable for Class B shares of any other Family Funds (as defined in the Prospectus) as those other funds will cease offering Class B shares (hence, there will be no other funds in which to exchange your Class B shares of the Fund).

In order to preserve the ability of Class B shareholders of the Fund to exchange into other Family Funds, effective March 1, 2012, the Fund is offering to (i) allow Class B shareholders to exchange Class B shares for Class A shares of the Fund; and (ii) waive any deferred sales charge otherwise applicable to Class B shares of the Fund that might otherwise have been triggered by the exchange into Class A shares. Class A shares purchased through such an exchange would not be subject to any deferred sales charge.

Class A shares of the Fund are exchangeable for Class A shares of most other Family Funds that offer them, as currently stated in the Prospectus. An additional benefit to exchanging your Class B shares of the Fund for Class A shares is that Class A shares are subject to lower ongoing contractual fees and expenses. (Currently, the yields on Class B and Class A shares of the Fund are similar because of voluntary fee waivers/expense reimbursements; however, absent voluntary waivers, expenses and performance for Class B and Class A shares differ with Class A shares having lower expenses and better performance over time.)

Please contact your Financial Advisor for additional information or to exchange your Class B shares for Class A shares.

If you currently own Class B shares, you are asked to consider promptly exchanging your Class B shares for Class A shares of the Fund.

In order to reflect these changes, the Prospectus and the SAI are revised as follows (with such revisions to be effective on March 1, 2012):

On the cover page of the Prospectus, the first sentence is hereby deleted and replaced with the following:

This prospectus offers (1) Class A, Class B and Class C shares of UBS Money Market Fund through exchange for shares of the corresponding class of other Family Funds (as defined herein); and (2) Class A shares of the fund through exchange for Class B shares of the fund.

On page 5 of the Prospectus, the first sentence of the section captioned "Purchase & sale of fund shares" is hereby deleted and replaced with the following:

Class A, Class B and Class C shares of the fund are offered through exchange for shares of the corresponding class of other Family Funds, which include other UBS funds, PACE® Select funds and other funds for which UBS Global

ZS-520

Asset Management (US) Inc. serves as principal underwriter. Class A shares of the fund are also offered through exchange for Class B shares of the fund.

On page 8 of the Prospectus, the first sentence of the section captioned "Managing your fund account" and sub-captioned "Flexible pricing" is hereby deleted and replaced with the following:

The fund offers three classes of shares—Class A, Class B and Class C—through exchange for shares of the corresponding class of other Family Funds (if the other Family Funds currently offer the corresponding class). The fund also offers Class A shares of the fund through exchange for Class B shares of the fund.

On page 8 of the Prospectus, the first sentence of the section captioned "Managing your fund account" and sub-captioned "Class A shares" is hereby deleted and replaced with the following:

Class A shares have no front-end sales charge because they are acquired through an exchange of (1) Class A shares of certain other Family Funds already owned, or (2) Class B shares of the fund.

On page 10 of the Prospectus, the section captioned "Sales charge waivers for Class A, Class B and Class C shares" is revised by adding the following bulletpoints at the end thereof:

•  Class B shares of the fund that are exchanged into Class A shares of the fund.

•  Class A shares of the fund that are acquired through an exchange of Class B shares of the fund.

On page 11 of the Prospectus, the first paragraph of the section captioned "Buying shares" is hereby deleted and replaced with the following:

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement by asking your Financial Advisor to (1) exchange shares of another Family Fund for shares of the corresponding class of the fund, or (2) exchange Class B shares of the fund for Class A shares of the fund. Otherwise, you may acquire fund shares by writing to the fund's transfer agent, as described below, and requesting (1) an exchange of shares of another Family Fund for shares of the corresponding class of the fund, or (2) an exchange of Class B shares of the fund for Class A shares of the fund.

On page 12 of the Prospectus, the first paragraph of the section captioned "Exchanging shares" is hereby deleted and replaced with the following:

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds which currently offer them. You may also exchange Class B shares of the fund for Class A shares of the fund.

On page 38 of the SAI, the first sentence of the section captioned "Additional exchange and redemption information; reduced sales charges; other services" and sub-captioned "Additional exchange and redemption information" is hereby deleted and replaced with the following:

As discussed in the Prospectus, Class A, Class B or Class C shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds (as defined in the Prospectus) which currently offer them. Class B shares of the fund may also be exchanged for Class A shares of the fund.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.